SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549


                            FORM 8-K


                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                       ___________________


 Date of Report (Date of earliest event reported) July 24, 1997

                   BIOCONTROL TECHNOLOGY, INC.
     (Exact name of registrant as specified in its charter)


         Pennsylvania                 0-10822               25-1229323
(State of other jurisdiction  (Commission File Number)    (IRS Employer
      of incorporation)                                Identification No.)


      300 Indian Springs Road, Indiana, Pennsylvania 15701
    (Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code (412) 349-1811


_________________________________________________________________
                 (Former name or former address,
                  if changes since last report.)



Item 1.   Change in Control of Registrant.
          Not applicable.

Item 2.   Acquisition or Disposition of Assets.
          Not applicable.

Item 3.   Bankruptcy or Receivership.
          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant
          Not applicable.

Item 5.   Other Events.
            On   July  24,  1997,  Biocontrol  Technology,   Inc.
(NASDAQ:BICO) announced that it expects to receive a total of $1,210,000 revenue by year end from the manufacture of functional electrical stimulators (FES), $328,000 of which has already been received with $882,000 additional revenue anticipated during the next five months. BICO produces the FES at its Indiana, PA manufacturing facility under contract for NeuroControl Corporation (NeuroControl) of Cleveland, Ohio.

Item 6.   Resignation of Registrant's Directors.
          Not Applicable

Item 7. Financial Statement, Pro Forma Financial Information and Exhibits.

          (a)  Financial Statements and Businesses Acquired - Not
               Applicable.

          (b)  Pro Forma Financial Information - Not Applicable.

          (c)  Exhibits-Press Release

                           SIGNATURES

      Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BIOCONTROL TECHNOLOGY, INC.


                                   by  /s/    Fred E. Cooper
                                              Fred E. Cooper, CEO

DATED:  July 24, 1997

BICO
                                       BIOCONTROL TECHNOLOGY, INC
                            2275 Swallow Hill Road, Building 2500
                                            Pittsburgh, PA  15220
Press Release

Release:  Immediate

For More Information, Call:

Investors                                          Media
Diane McQuaide
Susan Taylor
1.412.429.0673  phone
1.412.279.9455 phone
1.412.279.9690  fax
1.412.279.9447 fax


          BIOCONTROL GENERATING REVENUE IN FES PROGRAM

     Pittsburgh, PA - July 24, 1997 - Biocontrol Technology, Inc. (Nasdaq:BICO) announced today that it expects to receive a total of $1,210,000 revenue by year end from the manufacture of functional electrical stimulators (FES), $328,000 of which has already been received with $882,000 additional revenue anticipated during the next five months. BICO produces the FES at its Indiana, PA manufacturing facility under contract for NeuroControl Corporation (NeuroControl) of Cleveland, Ohio.
      Demand for the devices will increase significantly as NeuroControl expects Food and Drug Administration (FDA) market approval before the end of July. On September 25, 1996, a panel of advisors recommended that the FDA approve the device, called Freehand, which will become the nation's first neural prosthetic to restore function to a paralyzed limb.
     The market for the Freehand functional electrical stimulator is worldwide and NeuroControl has already established implant centers in Australia and Europe.
       BICO and NeuroControl are negotiating a long-term manufacturing contract which, when finalized, would have a seven-year minimum term commencing in 1998.
     Freehand is surgically implanted beneath the skin to replace damaged or severed nerves and stimulate muscles through electrodes by restoring lost motor functions such as hand-grasping and arm movement.
      Biocontrol has been manufacturing the devices since 1990 when it began working on the FES research with Case Western
Reserve University. Biocontrol currently assists Case Western with its next generation of stimulators.
      In 1995, NeuroControl assumed commercialization of the FES technology, retaining Biocontrol as the manufacturer of the implantable portion of the Freehand. NeuroControl provides the external shoulder-mounted controller and a transmitting coil worn on the patient's torso and an electronics unit carried on the patient's wheelchair.
      Biocontrol Technology, Inc. has its corporate offices in Pittsburgh, PA and is involved in the development and manufacture of biomedical devices and environmental products.